Exhibit 99.2

Quarterly Financial Supplement - 3Q2023

November 6, 2023

CNO FINANCIAL GROUP, INC.
CONSOLIDATED BALANCE SHEET
(Dollars in millions)
(Unaudited)

	Mar-22	Jun-22	Sep-22	Dec-22	Mar-23	Jun-23	Sep-23
Assets
Investments:
Fixed maturities, available for sale, at fair value	$23,479.4	$21,362.7	$20,301.1	$20,353.4	$21,107.1	$20,959.7	$20,305.2
Equity securities at fair value	91.0	136.9	135.8	135.3	106.1	96.4	95.5
Mortgage loans	1,213.3	1,215.3	1,227.3	1,411.9	1,676.1	1,825.9	1,971.3
Policy loans	119.5	119.5	120.2	121.6	123.0	124.2	126.4
Trading securities	223.0	198.9	223.3	207.9	208.1	218.9	221.2
Investments held by variable interest entities	1,180.8	1,107.7	1,099.2	1,077.6	1,017.9	948.2	858.1
Other invested assets	1,121.8	1,086.6	1,028.6	1,034.7	1,097.1	1,176.7	1,119.9
Total investments	27,428.8	25,227.6	24,135.5	24,342.4	25,335.4	25,350.0	24,697.6
Cash and cash equivalents - unrestricted	546.0	567.2	498.0	575.7	425.0	457.7	460.8
Cash and cash equivalents held by variable interest entities	48.0	52.2	55.5	69.2	97.1	104.2	122.0
Accrued investment income	227.9	224.1	236.0	235.6	241.3	242.1	252.3
Present value of future profits	223.2	216.4	210.0	203.7	197.6	191.8	186.2
Deferred acquisition costs	1,659.6	1,697.4	1,731.4	1,770.9	1,811.3	1,857.7	1,897.5
Reinsurance receivables	4,387.0	4,288.0	4,218.6	4,223.4	4,189.6	4,029.2	4,053.2
Market risk benefit asset	16.9	37.3	56.3	65.3	57.8	66.0	89.3
Income tax assets, net	773.1	951.9	1,023.9	1,063.4	988.1	1,007.1	1,039.8
Assets held in separate accounts	3.6	3.0	2.7	2.7	2.8	3.0	2.9
Other assets	671.0	566.9	552.2	580.8	669.0	745.1	705.8
Total assets	$35,985.1	$33,832.0	$32,720.1	$33,133.1	$34,015.0	$34,053.9	$33,507.4
Liabilities
Liabilities for insurance products:
Policyholder account balances	$14,725.6	$14,959.4	$15,079.7	$15,234.2	$15,302.9	$15,387.7	$15,481.8
Future policy benefits	13,206.1	11,784.9	10,815.5	11,240.2	11,623.3	11,479.6	10,829.9
Market risk benefit liability	63.8	29.9	13.7	11.3	17.6	10.5	3.1
Liability for life insurance policy claims	94.1	66.2	63.9	64.1	67.6	64.6	60.8
Unearned and advanced premiums	250.0	243.4	238.2	235.0	243.5	233.6	221.2
Liabilities related to separate accounts	3.6	3.0	2.7	2.7	2.8	3.0	2.9
Other liabilities	912.3	713.2	749.4	693.9	681.3	898.9	869.6
Investment borrowings	1,640.5	1,640.2	1,639.9	1,639.5	1,839.6	1,839.5	2,089.4
Borrowings related to variable interest entities	1,133.1	1,125.9	1,115.3	1,104.6	1,065.4	1,001.0	918.5
Notes payable - direct corporate obligations	1,137.6	1,138.0	1,138.4	1,138.8	1,139.2	1,139.7	1,140.1
Total liabilities	33,166.7	31,704.1	30,856.7	31,364.3	31,983.2	32,058.1	31,617.3
Shareholders' equity
Common stock	1.2	1.1	1.1	1.1	1.1	1.1	1.1
Additional paid-in capital	2,085.7	2,032.7	2,030.6	2,033.8	2,021.1	1,997.9	1,965.3
Retained earnings	1,293.0	1,509.9	1,669.5	1,691.2	1,674.0	1,730.3	1,880.4
Total shareholders' equity before accumulated other comprehensive income (loss)	3,379.9	3,543.7	3,701.2	3,726.1	3,696.2	3,729.3	3,846.8
Accumulated other comprehensive income (loss)	(561.5)	(1,415.8)	(1,837.8)	(1,957.3)	(1,664.4)	(1,733.5)	(1,956.7)
Total shareholders' equity	2,818.4	2,127.9	1,863.4	1,768.8	2,031.8	1,995.8	1,890.1
Total liabilities and shareholders' equity	$35,985.1	$33,832.0	$32,720.1	$33,133.1	$34,015.0	$34,053.9	$33,507.4

	Mar-22	Jun-22	Sep-22	Dec-22	Mar-23	Jun-23	Sep-23

Book value per common share	$24.04	$18.54	$16.29	$15.47	$17.68	$17.56	$16.85

Book value per common share, excluding accumulated other comprehensive income (loss) (1) (2)	$28.83	$30.87	$32.36	$32.59	$32.17	$32.81	$34.30

Book value per diluted share (1) (3)	$28.28	$30.50	$31.91	$31.89	$31.82	$32.34	$33.75

CNO FINANCIAL GROUP, INC.
CONSOLIDATED STATEMENT OF OPERATIONS
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q
	2022	2022	2022	2022	2022	2023	2023	2023
Revenues
Insurance policy income	$625.0	$625.6	$623.2	$626.0	$2,499.8	$625.5	$628.3	$626.0
Net investment income:
General account assets	277.5	317.7	289.0	294.8	1,179.0	292.2	308.1	324.8
Policyholder and other special-purpose portfolios	(69.3)	(93.8)	(20.9)	20.9	(163.1)	50.8	91.6	(33.0)
Investment gains (losses):
Realized investment gains (losses)	18.8	(7.0)	(8.2)	(21.5)	(17.9)	(14.6)	(21.8)	(21.6)
Other investment losses	(51.5)	(41.8)	(9.5)	(14.7)	(117.5)	—	(13.5)	(7.7)
Total investment losses	(32.7)	(48.8)	(17.7)	(36.2)	(135.4)	(14.6)	(35.3)	(29.3)
Fee revenue and other income	42.4	54.3	31.7	68.1	196.5	52.1	30.1	59.0
Total revenues	842.9	855.0	905.3	973.6	3,576.8	1,006.0	1,022.8	947.5

Benefits and expenses
Insurance policy benefits	333.9	302.2	396.1	583.2	1,615.4	609.7	565.9	399.1
Liability for future policy benefits remeasurement (gain) loss	7.0	0.3	(5.0)	(17.9)	(15.6)	0.6	8.3	(0.1)
Change in fair value of market risk benefits	(32.7)	(50.3)	(34.9)	(22.3)	(140.2)	14.8	(17.6)	(33.8)
Interest expense	23.8	27.8	37.6	47.8	137.0	54.7	57.6	62.6
Amortization of deferred acquisition costs and present value of future profits	52.3	52.7	53.5	54.3	212.8	55.5	56.0	57.0
Other operating costs and expenses	218.3	222.5	230.1	280.0	950.9	271.7	256.5	247.1
Total benefits and expenses	602.6	555.2	677.4	925.1	2,760.3	1,007.0	926.7	731.9

Income (loss) before income taxes	240.3	299.8	227.9	48.5	816.5	(1.0)	96.1	215.6
Income tax expense (benefit) on period income (loss)	56.9	66.5	52.0	10.5	185.9	(0.2)	22.4	48.3
Net income (loss)	$183.4	$233.3	$175.9	$38.0	$630.6	$(0.8)	$73.7	$167.3

CNO FINANCIAL GROUP, INC.
FINANCIAL SUMMARY
(Dollars in millions, except per share data)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q
	2022	2022	2022	2022	2022	2023	2023	2023
Insurance product margin (4)
Annuity margin	$55.9	$60.1	$60.1	$50.8	$226.9	$57.3	$57.1	$57.0
Health margin	115.3	125.4	123.3	140.4	504.4	116.5	108.2	123.2
Life margin	36.0	70.2	55.7	43.3	205.2	47.4	57.9	59.8
Total insurance product margin	207.2	255.7	239.1	234.5	936.5	221.2	223.2	240.0
Allocated expenses	(144.8)	(152.2)	(150.5)	(149.1)	(596.6)	(157.5)	(149.5)	(153.2)
Income from insurance products (5)	62.4	103.5	88.6	85.4	339.9	63.7	73.7	86.8
Fee income	9.9	3.2	1.4	9.2	23.7	15.5	0.6	(2.9)
Investment income not allocated to product lines (9)	27.0	64.6	27.1	25.2	143.9	15.5	28.0	38.4
Expenses not allocated to product lines	(14.8)	2.9	(16.1)	(12.8)	(40.8)	(18.3)	(21.1)	7.5
Operating earnings before taxes	84.5	174.2	101.0	107.0	466.7	76.4	81.2	129.8
Income tax expense on operating income	(20.0)	(39.1)	(23.1)	(24.1)	(106.3)	(17.8)	(18.9)	(28.5)
Net operating income (10)	64.5	135.1	77.9	82.9	360.4	58.6	62.3	101.3
Net realized investment gains (losses) from sales, impairments and change in allowance for credit losses	(7.2)	(27.1)	(0.7)	(27.2)	(62.2)	(12.7)	(31.3)	(20.1)
Net change in market value of investments recognized in earnings	(25.5)	(21.7)	(17.0)	(9.0)	(73.2)	(1.9)	(4.0)	(9.2)
Fair value changes related to agent deferred compensation plan	22.7	14.0	12.0	0.2	48.9	—	—	6.8
Changes in fair value of embedded derivative liabilities and market risk benefits	165.4	160.6	130.6	(16.4)	440.2	(65.1)	50.4	109.4
Other	0.4	(0.2)	2.0	(6.1)	(3.9)	2.3	(0.2)	(1.1)
Net non-operating income (loss) before taxes	155.8	125.6	126.9	(58.5)	349.8	(77.4)	14.9	85.8
Income tax (expense) benefit on non-operating income (loss)	(36.9)	(27.4)	(28.9)	13.6	(79.6)	18.0	(3.5)	(19.8)
Net non-operating income (loss)	118.9	98.2	98.0	(44.9)	270.2	(59.4)	11.4	66.0
Net income (loss)	$183.4	$233.3	$175.9	$38.0	$630.6	$(0.8)	$73.7	$167.3
Per diluted share
Net operating income	$0.54	$1.15	$0.67	$0.71	$3.06	$0.51	$0.54	$0.88
Net non-operating income (loss)	0.98	0.84	0.85	(0.38)	2.30	(0.52)	0.10	0.58
Net income (loss)	$1.52	$1.99	$1.52	$0.33	$5.36	$(0.01)	$0.64	$1.46

CNO FINANCIAL GROUP, INC.
Insurance Operations
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q
	2022	2022	2022	2022	2022	2023	2023	2023
Insurance product margin (4)
Annuity:
Insurance policy income	$5.0	$5.8	$6.3	$6.0	$23.1	$5.1	$8.1	$7.2
Net investment income (5) (6)	117.5	117.8	121.1	123.6	480.0	125.4	127.7	131.0
Insurance policy benefits	(9.5)	(6.8)	(6.5)	(15.5)	(38.3)	(8.7)	(10.6)	(9.8)
Interest credited (6)	(42.5)	(41.4)	(44.8)	(46.8)	(175.5)	(48.1)	(50.6)	(53.4)
Amortization and non-deferred commissions	(14.6)	(15.3)	(16.0)	(16.5)	(62.4)	(16.4)	(17.5)	(18.0)
Annuity margin	55.9	60.1	60.1	50.8	226.9	57.3	57.1	57.0
Health:
Insurance policy income	406.7	403.5	403.5	403.6	1,617.3	401.4	397.1	397.8
Net investment income (5)	73.3	73.0	73.3	73.7	293.3	74.0	74.3	74.2
Insurance policy benefits	(323.1)	(309.9)	(310.8)	(293.7)	(1,237.5)	(318.1)	(322.7)	(308.5)
Amortization and non-deferred commissions	(41.6)	(41.2)	(42.7)	(43.2)	(168.7)	(40.8)	(40.5)	(40.3)
Health margin	115.3	125.4	123.3	140.4	504.4	116.5	108.2	123.2
Life:
Insurance policy income	213.3	216.3	213.4	216.4	859.4	219.0	223.1	221.0
Net investment income (5) (7)	35.5	35.2	35.4	35.8	141.9	36.3	36.1	36.3
Insurance policy benefits	(153.1)	(127.7)	(138.7)	(155.8)	(575.3)	(147.2)	(142.8)	(140.7)
Interest credited (7)	(12.0)	(11.7)	(12.6)	(12.7)	(49.0)	(12.1)	(12.2)	(12.1)
Amortization and non-deferred commissions	(18.4)	(19.3)	(19.7)	(20.1)	(77.5)	(19.9)	(20.8)	(22.1)
Advertising expense	(29.3)	(22.6)	(22.1)	(20.3)	(94.3)	(28.7)	(25.5)	(22.6)
Life margin	36.0	70.2	55.7	43.3	205.2	47.4	57.9	59.8
Total insurance product margin	207.2	255.7	239.1	234.5	936.5	221.2	223.2	240.0
Allocated expenses:
Branch office expenses	(18.1)	(15.4)	(16.5)	(12.3)	(62.3)	(19.8)	(15.9)	(16.3)
Other allocated expenses	(126.7)	(136.8)	(134.0)	(136.8)	(534.3)	(137.7)	(133.6)	(136.9)
Income from insurance products (8)	62.4	103.5	88.6	85.4	339.9	63.7	73.7	86.8
Fee income	9.9	3.2	1.4	9.2	23.7	15.5	0.6	(2.9)
Investment income not allocated to product lines (9)	27.0	64.6	27.1	25.2	143.9	15.5	28.0	38.4
Expenses not allocated to product lines	(14.8)	2.9	(16.1)	(12.8)	(40.8)	(18.3)	(21.1)	7.5
Operating earnings before taxes	84.5	174.2	101.0	107.0	466.7	76.4	81.2	129.8
Income tax expense on operating income	(20.0)	(39.1)	(23.1)	(24.1)	(106.3)	(17.8)	(18.9)	(28.5)
Net operating income (10)	$64.5	$135.1	$77.9	$82.9	$360.4	$58.6	$62.3	$101.3

CNO FINANCIAL GROUP, INC.
Margin from Annuity Products
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q
	2022	2022	2022	2022	2022	2023	2023	2023
Annuity margin (4):
Fixed indexed annuities
Insurance policy income	$3.0	$3.7	$3.6	$4.2	$14.5	$3.6	$5.5	$5.1
Net investment income (5) (6)	90.1	91.4	95.0	97.3	373.8	98.8	101.2	104.4
Insurance policy benefits	(4.6)	(3.1)	(2.0)	(10.3)	(20.0)	(4.1)	(4.2)	(4.3)
Interest credited (6)	(30.4)	(29.5)	(33.0)	(34.6)	(127.5)	(36.4)	(38.9)	(41.5)
Amortization and non-deferred commissions	(13.3)	(14.1)	(14.7)	(15.3)	(57.4)	(15.4)	(16.0)	(16.5)
Margin from fixed indexed annuities	$44.8	$48.4	$48.9	$41.3	$183.4	$46.5	$47.6	$47.2
Average net insurance liabilities (11)	$8,486.3	$8,711.0	$8,902.9	$9,054.2	$8,788.6	$9,183.8	$9,276.0	$9,381.0
Margin/average net insurance liabilities (12)	2.11%	2.22%	2.20%	1.82%	2.09%	2.03%	2.05%	2.01%
Fixed interest annuities
Insurance policy income	$0.1	$0.3	$0.2	$0.2	$0.8	$0.3	$0.2	$0.3
Net investment income (5)	21.5	20.6	20.3	20.6	83.0	20.9	20.9	21.0
Insurance policy benefits	(0.4)	(0.6)	0.1	(0.2)	(1.1)	(0.1)	—	(0.1)
Interest credited	(11.5)	(11.3)	(11.2)	(11.7)	(45.7)	(11.1)	(11.1)	(11.4)
Amortization and non-deferred commissions	(1.2)	(1.1)	(1.2)	(1.1)	(4.6)	(0.9)	(1.3)	(1.4)
Margin from fixed interest annuities	$8.5	$7.9	$8.2	$7.8	$32.4	$9.1	$8.7	$8.4
Average net insurance liabilities (11)	$1,761.2	$1,712.5	$1,675.9	$1,652.6	$1,700.5	$1,630.9	$1,613.1	$1,603.0
Margin/average net insurance liabilities (12)	1.93%	1.85%	1.96%	1.89%	1.91%	2.23%	2.16%	2.10%
Other annuities
Insurance policy income	$1.9	$1.8	$2.5	$1.6	$7.8	$1.2	$2.4	$1.8
Net investment income (5)	5.9	5.8	5.8	5.7	23.2	5.7	5.6	5.6
Insurance policy benefits	(4.5)	(3.1)	(4.6)	(5.0)	(17.2)	(4.5)	(6.4)	(5.4)
Interest credited	(0.6)	(0.6)	(0.6)	(0.5)	(2.3)	(0.6)	(0.6)	(0.5)
Amortization and non-deferred commissions	(0.1)	(0.1)	(0.1)	(0.1)	(0.4)	(0.1)	(0.2)	(0.1)
Margin from other annuities	$2.6	$3.8	$3.0	$1.7	$11.1	$1.7	$0.8	$1.4
Average net insurance liabilities (11)	$490.2	$484.2	$478.8	$473.6	$481.7	$469.5	$462.5	$455.6
Margin/average net insurance liabilities (12)	2.12%	3.14%	2.51%	1.44%	2.30%	1.45%	0.69%	1.23%
Total annuity margin	$55.9	$60.1	$60.1	$50.8	$226.9	$57.3	$57.1	$57.0
Average net insurance liabilities (11)	$10,737.7	$10,907.7	$11,057.6	$11,180.4	$10,970.8	$11,284.2	$11,351.6	$11,439.6
Margin/average net insurance liabilities (12)	2.08%	2.20%	2.17%	1.82%	2.07%	2.03%	2.01%	1.99%

CNO FINANCIAL GROUP, INC.
Margin from Health Products
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q
	2022	2022	2022	2022	2022	2023	2023	2023
Health margin (4):
Supplemental health
Insurance policy income	$173.5	$172.0	$173.5	$175.3	$694.3	$179.0	$176.2	$177.9
Net investment income (5)	37.4	37.6	37.7	38.2	150.9	38.6	38.9	39.0
Insurance policy benefits	(129.3)	(128.1)	(125.8)	(125.6)	(508.8)	(128.2)	(128.9)	(128.0)
Amortization and non-deferred commissions	(25.5)	(25.5)	(26.9)	(27.6)	(105.5)	(26.1)	(26.3)	(26.1)
Margin from supplemental health	$56.1	$56.0	$58.5	$60.3	$230.9	$63.3	$59.9	$62.8
Margin/insurance policy income	32%	33%	34%	34%	33%	35%	34%	35%
Medicare supplement
Insurance policy income	$166.8	$165.1	$163.6	$162.3	$657.8	$156.5	$155.3	$154.2
Net investment income (5)	1.3	1.4	1.4	1.3	5.4	1.3	1.2	1.1
Insurance policy benefits	(120.5)	(114.1)	(113.9)	(113.4)	(461.9)	(120.5)	(113.4)	(107.4)
Amortization and non-deferred commissions	(13.0)	(12.6)	(12.4)	(12.3)	(50.3)	(11.2)	(10.8)	(10.7)
Margin from Medicare supplement	$34.6	$39.8	$38.7	$37.9	$151.0	$26.1	$32.3	$37.2
Margin/insurance policy income	21%	24%	24%	23%	23%	17%	21%	24%
Long-term care
Insurance policy income	$66.4	$66.4	$66.4	$66.0	$265.2	$65.9	$65.6	$65.7
Net investment income (5)	34.6	34.0	34.2	34.2	137.0	34.1	34.2	34.1
Insurance policy benefits	(73.3)	(67.7)	(71.1)	(54.7)	(266.8)	(69.4)	(80.4)	(73.1)
Amortization and non-deferred commissions	(3.1)	(3.1)	(3.4)	(3.3)	(12.9)	(3.5)	(3.4)	(3.5)
Margin from long-term care	$24.6	$29.6	$26.1	$42.2	$122.5	$27.1	$16.0	$23.2
Margin/insurance policy income	37%	45%	39%	64%	46%	41%	24%	35%
Total health margin	$115.3	$125.4	$123.3	$140.4	$504.4	$116.5	$108.2	$123.2
Margin/insurance policy income	28%	31%	31%	35%	31%	29%	27%	31%

CNO FINANCIAL GROUP, INC.
Margin from Life Products
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q
	2022	2022	2022	2022	2022	2023	2023	2023
Life margin (4):
Interest sensitive life
Insurance policy income	$43.1	$43.8	$43.5	$44.2	$174.6	$44.5	$45.3	$45.1
Net investment income (5) (7)	13.0	12.8	12.9	12.9	51.6	13.1	12.7	12.9
Insurance policy benefits	(21.2)	(15.8)	(20.5)	(17.7)	(75.2)	(18.2)	(17.1)	(18.1)
Interest credited (7)	(11.9)	(11.5)	(12.4)	(12.5)	(48.3)	(12.0)	(12.0)	(11.9)
Amortization and non-deferred commissions	(5.7)	(5.9)	(5.9)	(5.7)	(23.2)	(4.6)	(4.8)	(5.1)
Margin from interest sensitive life	$17.3	$23.4	$17.6	$21.2	$79.5	$22.8	$24.1	$22.9
Average net insurance liabilities (11)	$1,009.4	$1,016.4	$1,019.2	$1,026.9	$1,018.0	$1,032.0	$1,035.4	$1,039.6
Interest margin	$1.1	$1.3	$0.5	$0.4	$3.3	$1.1	$0.7	$1.0
Interest margin/average net insurance liabilities (12)	0.44%	0.51%	0.20%	0.16%	0.32%	0.43%	0.27%	0.38%
Underwriting margin	$16.2	$22.1	$17.1	$20.8	$76.2	$21.7	$23.4	$21.9
Underwriting margin/insurance policy income	38%	50%	39%	47%	44%	49%	52%	49%
Traditional life
Insurance policy income	$170.2	$172.5	$169.9	$172.2	$684.8	$174.5	$177.8	$175.9
Net investment income (5)	22.5	22.4	22.5	22.9	90.3	23.2	23.4	23.4
Insurance policy benefits	(131.9)	(111.9)	(118.2)	(138.1)	(500.1)	(129.0)	(125.7)	(122.6)
Interest credited	(0.1)	(0.2)	(0.2)	(0.2)	(0.7)	(0.1)	(0.2)	(0.2)
Amortization and non-deferred commissions	(12.7)	(13.4)	(13.8)	(14.4)	(54.3)	(15.3)	(16.0)	(17.0)
Advertising expense	(29.3)	(22.6)	(22.1)	(20.3)	(94.3)	(28.7)	(25.5)	(22.6)
Margin from traditional life	$18.7	$46.8	$38.1	$22.1	$125.7	$24.6	$33.8	$36.9
Margin/insurance policy income	11%	27%	22%	13%	18%	14%	19%	21%
Margin excluding advertising expense/insurance policy income	28%	40%	35%	25%	32%	31%	33%	34%
Total life margin	$36.0	$70.2	$55.7	$43.3	$205.2	$47.4	$57.9	$59.8

CNO FINANCIAL GROUP, INC.
Collected Premiums From Annuity and Interest Sensitive Life Products
and Insurance Policy Income
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q
	2022	2022	2022	2022	2022	2023	2023	2023
Collected premiums from annuity and interest-sensitive life products:
Annuities	$368.6	$435.0	$370.0	$431.0	$1,604.6	$370.9	$401.8	$372.2
Interest-sensitive life	56.6	56.6	56.6	58.1	227.9	58.2	60.3	58.3
Total collected premiums from annuity and interest-sensitive life products	$425.2	$491.6	$426.6	$489.1	$1,832.5	$429.1	$462.1	$430.5

Insurance policy income:
Annuity products
Fixed indexed annuities	$3.0	$3.7	$3.6	$4.2	$14.5	$3.6	$5.5	$5.1
Fixed interest annuities	0.1	0.3	0.2	0.2	0.8	0.3	0.2	0.3
Other annuities	1.9	1.8	2.5	1.6	7.8	1.2	2.4	1.8
Total annuity insurance policy income	5.0	5.8	6.3	6.0	23.1	5.1	8.1	7.2
Health products
Supplemental health	173.5	172.0	173.5	175.3	694.3	179.0	176.2	178.0
Medicare supplement	166.8	165.1	163.6	162.3	657.8	156.5	155.3	154.1
Long-term care	66.4	66.4	66.4	66.0	265.2	65.9	65.6	65.7
Total health insurance policy income	406.7	403.5	403.5	403.6	1,617.3	401.4	397.1	397.8
Life products
Interest-sensitive life	43.1	43.8	43.5	44.1	174.5	44.5	45.3	45.1
Traditional life	170.2	172.5	169.9	172.3	684.9	174.5	177.8	175.9
Total life insurance policy income	213.3	216.3	213.4	216.4	859.4	219.0	223.1	221.0
Total insurance policy income	$625.0	$625.6	$623.2	$626.0	$2,499.8	$625.5	$628.3	$626.0

CNO FINANCIAL GROUP, INC.
Health and Life
New Annualized Premiums ("NAP")
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q
	2022	2022	2022	2022	2022	2023	2023	2023
Consumer Division
Health products:
Supplemental health	$15.5	$16.7	$19.3	$24.6	$76.1	$17.4	$18.7	$19.2
Medicare supplement	6.5	6.9	8.0	10.4	31.8	7.8	8.9	8.7
Long-term care	6.8	6.1	6.0	6.2	25.1	6.2	5.7	8.9
Total Consumer Division health NAP	28.8	29.7	33.3	41.2	133.0	31.4	33.3	36.8
Life products:
Interest sensitive life	5.1	4.8	4.6	4.4	18.9	4.6	6.3	4.4
Traditional life	48.2	44.3	38.2	33.2	163.9	49.7	46.0	41.9
Total Consumer Division life NAP	53.3	49.1	42.8	37.6	182.8	54.3	52.3	46.3
Total Consumer Division health and life NAP	$82.1	$78.8	$76.1	$78.8	$315.8	$85.7	$85.6	$83.1
Worksite Division
Health products:
Supplemental health	$6.0	$7.7	$8.9	$8.7	$31.3	$8.1	$9.8	$11.5
Life products:
Interest sensitive life	2.5	2.3	2.3	3.2	10.3	2.8	3.3	3.7
Total Worksite Division health and life NAP	$8.5	$10.0	$11.2	$11.9	$41.6	$10.9	$13.1	$15.2
Total NAP (both divisions)
Health products:
Supplemental health	$21.5	$24.4	$28.2	$33.3	$107.4	$25.5	$28.5	$30.7
Medicare supplement	6.5	6.9	8.0	10.4	31.8	7.8	8.9	8.7
Long-term care	6.8	6.1	6.0	6.2	25.1	6.2	5.7	8.9
Total health NAP	34.8	37.4	42.2	49.9	164.3	39.5	43.1	48.3
Life products:
Interest sensitive life	7.6	7.1	6.9	7.6	29.2	7.4	9.6	8.1
Traditional life	48.2	44.3	38.2	33.2	163.9	49.7	46.0	41.9
Total life NAP	55.8	51.4	45.1	40.8	193.1	57.1	55.6	50.0
Total NAP	$90.6	$88.8	$87.3	$90.7	$357.4	$96.6	$98.7	$98.3

CNO FINANCIAL GROUP, INC.
Computation of Weighted Average Shares Outstanding
(Shares in thousands)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q
	2022	2022	2022	2022	2022	2023 (a)	2023	2023
Basic
Shares outstanding, beginning of period	120,377.2	117,241.0	114,795.3	114,367.3	120,377.2	114,343.1	114,905.2	113,673.9
Weighted average share activity during the period:
Shares repurchased	(2,098.0)	(1,774.6)	(467.6)	(145.1)	(5,579.4)	(255.7)	(675.8)	(1,006.4)
Amounts related to employee benefit plans	488.5	76.9	26.6	200.8	1,273.6	671.8	45.9	23.5
Shares withheld for the payment of the exercise price and taxes related to employee benefit plans	(145.5)	(10.2)	(0.6)	(0.9)	(338.6)	(214.3)	(1.8)	(1.9)
Weighted average basic shares outstanding during the period	118,622.2	115,533.1	114,353.7	114,422.1	115,732.8	114,544.9	114,273.5	112,689.1
Basic shares outstanding, end of period	117,241.0	114,795.3	114,367.3	114,343.1	114,343.1	114,905.2	113,673.9	112,163.2
Diluted
Weighted average basic shares outstanding	118,622.2	115,533.1	114,353.7	114,422.1	115,732.8	114,544.9	114,273.5	112,689.1
Common stock equivalent shares related to:
Employee benefit plans	2,379.9	1,752.5	1,574.8	2,231.1	1,984.5	—	1,376.1	1,772.8
Weighted average diluted shares outstanding during the period	121,002.1	117,285.6	115,928.5	116,653.2	117,717.3	114,544.9	115,649.6	114,461.9
Diluted shares outstanding, end of period	119,502.6	116,203.1	115,970.6	116,842.1	116,842.1	116,176.0	115,303.3	113,974.7

___________
(a)    Equivalent common shares of 2,182.5 were not included in the weighted average shares outstanding due to the net loss recognized in 1Q23.

CNO FINANCIAL GROUP, INC.
Annuities - Account Value Rollforwards
(Dollars in millions)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q
	2022	2022	2022	2022	2022	2023	2023	2023
Fixed indexed annuities
Balance, beginning of period excluding contracts 100% ceded	$8,681.0	$8,902.0	$9,162.9	$9,320.0	$8,681.0	$9,490.4	$9,584.3	$9,707.7
Issuances (funds collected from new business)	354.6	411.3	346.0	397.3	1,509.2	323.3	351.6	321.7
Premiums received (premiums collected from inforce business)	0.1	—	0.1	0.1	0.3	0.4	(0.2)	0.1
Policy charges	(3.0)	(3.6)	(3.8)	(4.0)	(14.4)	(4.0)	(5.2)	(5.2)
Surrenders and withdrawals	(133.7)	(127.2)	(127.7)	(178.9)	(567.5)	(178.2)	(182.6)	(177.6)
Benefit payments	(67.3)	(58.1)	(67.0)	(55.4)	(247.8)	(59.2)	(63.1)	(62.7)
Interest credited	65.7	32.6	4.5	4.8	107.6	6.1	17.2	29.4
Other	4.6	5.9	5.0	6.5	22.0	5.5	5.7	5.8
Balance, end of period excluding contracts 100% ceded	$8,902.0	$9,162.9	$9,320.0	$9,490.4	$9,490.4	$9,584.3	$9,707.7	$9,819.2

Fixed interest annuities
Balance, beginning of period excluding contracts 100% ceded	$1,806.1	$1,751.8	$1,711.3	$1,679.3	$1,806.1	$1,663.1	$1,649.3	$1,636.6
Issuances (funds collected from new business)	10.5	20.0	21.7	31.5	83.7	45.3	45.8	48.4
Premiums received (premiums collected from inforce business)	1.1	1.0	0.8	0.8	3.7	0.7	0.9	0.5
Policy charges	(0.1)	(0.2)	(0.2)	(0.2)	(0.7)	(0.2)	(0.2)	(0.3)
Surrenders and withdrawals	(37.9)	(40.7)	(34.4)	(36.2)	(149.2)	(43.3)	(42.1)	(39.3)
Benefit payments	(39.6)	(31.9)	(31.4)	(24.2)	(127.1)	(27.7)	(28.2)	(24.9)
Interest credited	11.5	11.4	11.4	11.8	46.1	11.3	11.2	11.7
Other	0.2	(0.1)	0.1	0.3	0.5	0.1	(0.1)	(0.2)
Balance, end of period excluding contracts 100% ceded	$1,751.8	$1,711.3	$1,679.3	$1,663.1	$1,663.1	$1,649.3	$1,636.6	$1,632.5

Total annuities
Balance, beginning of period excluding contracts 100% ceded	$10,487.1	$10,653.8	$10,874.2	$10,999.3	$10,487.1	$11,153.5	$11,233.6	$11,344.3
Issuances (funds collected from new business)	365.1	431.3	367.7	428.8	1,592.9	368.6	397.4	370.1
Premiums received (premiums collected from inforce business)	1.2	1.0	0.9	0.9	4.0	1.1	0.7	0.6
Policy charges	(3.1)	(3.8)	(4.0)	(4.2)	(15.1)	(4.2)	(5.4)	(5.5)
Surrenders and withdrawals	(171.6)	(167.9)	(162.1)	(215.1)	(716.7)	(221.5)	(224.7)	(216.9)
Benefit payments	(106.9)	(90.0)	(98.4)	(79.6)	(374.9)	(86.9)	(91.3)	(87.6)
Interest credited	77.2	44.0	15.9	16.6	153.7	17.4	28.4	41.1
Other	4.8	5.8	5.1	6.8	22.5	5.6	5.6	5.6
Balance, end of period excluding contracts 100% ceded	$10,653.8	$10,874.2	$10,999.3	$11,153.5	$11,153.5	$11,233.6	$11,344.3	$11,451.7

CNO FINANCIAL GROUP, INC.
Statutory Information - Consolidated Basis (13)
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q
	2022	2022	2022	2022	2022	2023	2023	2023 (a)

Net gain from operations before interest expense and federal income taxes	$26.7	$87.7	$78.4	$75.0	$267.8	$58.3	$55.6	$54.0
Interest expense on surplus debentures held by parent company	12.0	12.2	20.1	14.6	58.9	15.9	16.6	31.6
Net gain from operations before federal income taxes	14.7	75.5	58.3	60.4	208.9	42.4	39.0	22.4
Federal income tax expense (benefit)	(15.8)	(17.6)	(7.0)	(14.6)	(55.0)	3.3	1.9	(15.0)
Net gain from operations before net realized capital gains (losses)	30.5	93.1	65.3	75.0	263.9	39.1	37.1	37.4
Net realized capital gains (losses)	—	(11.2)	(0.6)	(14.1)	(25.9)	(1.3)	(20.6)	(6.2)
Net income	$30.5	$81.9	$64.7	$60.9	$238.0	$37.8	$16.5	$31.2

Capital and surplus	$1,738.0	$1,796.9	$1,847.0	$1,849.8	$1,849.8	$1,831.3	$1,857.0	$1,932.6
Asset valuation reserve (AVR)	319.5	306.7	304.7	305.8	305.8	317.8	316.5	333.9
Capital, surplus and AVR	2,057.5	2,103.6	2,151.7	2,155.6	2,155.6	2,149.1	2,173.5	2,266.5
Interest maintenance reserve (IMR)	422.4	421.3	413.0	395.7	395.7	385.6	381.7	372.1
Total statutory capital, surplus, AVR & IMR	$2,479.9	$2,524.9	$2,564.7	$2,551.3	$2,551.3	$2,534.7	$2,555.2	$2,638.6

Risk-based capital ratio	365%	360%	375%	384%	384%	380%	386%	392%

___________
(a)     Such amounts are preliminary as the statutory basis financial statements of our insurance subsidiaries for 3Q23 will be filed with the respective insurance regulators on or about November 15, 2023.

CNO FINANCIAL GROUP, INC.
Investment Income Not Allocated to Product Lines (9)
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q
	2022	2022	2022	2022	2022	2023	2023	2023
Net investment income	$208.2	$223.9	$268.1	$315.7	$1,015.9	$343.0	$399.7	$291.8
Allocated to product lines:
Annuity	(117.5)	(117.8)	(121.1)	(123.6)	(480.0)	(125.4)	(127.7)	(131.0)
Health	(73.3)	(73.0)	(73.3)	(73.7)	(293.3)	(74.0)	(74.3)	(74.2)
Life	(35.5)	(35.2)	(35.4)	(35.8)	(141.9)	(36.3)	(36.1)	(36.3)
Equity returns credited to policyholder account balances	71.9	92.4	34.9	6.1	205.3	(18.6)	(62.3)	54.6
Amounts allocated to product lines and credited to policyholder account balances	(154.4)	(133.6)	(194.9)	(227.0)	(709.9)	(254.3)	(300.4)	(186.9)
Impact of annual option forfeitures related to fixed indexed annuity surrenders	1.6	(0.5)	(1.1)	(1.0)	(1.0)	—	1.4	2.5
Amount related to variable interest entities and other non-operating items	(7.2)	(9.1)	(13.6)	(18.6)	(48.5)	(20.9)	(19.0)	(18.7)
Interest expense on debt	(15.7)	(15.6)	(15.6)	(15.6)	(62.5)	(15.7)	(15.6)	(15.7)
Interest expense on financing arrangements	—	—	—	—	—	—	—	(1.1)
Interest expense on investment borrowings from the Federal Home Loan Bank ("FHLB") program	(2.4)	(4.7)	(10.3)	(16.1)	(33.5)	(21.7)	(24.2)	(28.3)
Expenses related to the funding agreement-backed notes ("FABN") program (a)	(7.3)	(7.6)	(7.5)	(7.6)	(30.0)	(7.6)	(7.6)	(7.6)
Less amounts credited to deferred compensation plans (offsetting investment income)	4.2	11.8	2.0	(4.6)	13.4	(7.3)	(6.3)	2.4
Total adjustments	(26.8)	(25.7)	(46.1)	(63.5)	(162.1)	(73.2)	(71.3)	(66.5)
Investment income not allocated to product lines	$27.0	$64.6	$27.1	$25.2	$143.9	$15.5	$28.0	$38.4

___________
(a)    Comprised of interest credited and amortization of deferred acquisition costs.

CNO FINANCIAL GROUP, INC.
Investment Income Not Allocated to Product Lines (9)
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q
	2022	2022	2022	2022	2022	2023	2023	2023
Investment income not allocated:
Excluding variable components:
From general account assets	$22.3	$27.1	$27.4	$30.7	$107.5	$24.9	$26.4	$27.2
Other investment income	0.1	0.3	1.1	1.7	3.2	1.9	2.0	2.4
Spread income:
FHLB program:
Investment income on matched assets	11.7	19.3	24.5	28.0	83.5	31.8	34.7	39.4
Interest expense	(2.4)	(4.7)	(10.3)	(16.1)	(33.5)	(21.7)	(24.2)	(28.3)
Net spread income on FHLB program	9.3	14.6	14.2	11.9	50.0	10.1	10.5	11.1
FABN program:
Investment income on matched assets	10.1	13.2	13.2	13.6	50.1	13.8	14.6	15.8
Expenses (b)	(7.3)	(7.6)	(7.5)	(7.6)	(30.0)	(7.6)	(7.6)	(7.6)
Net spread income on FABN program	2.8	5.6	5.7	6.0	20.1	6.2	7.0	8.2
Interest expense on corporate debt	(15.7)	(15.6)	(15.6)	(15.6)	(62.5)	(15.7)	(15.6)	(15.7)
Interest expense on financing arrangements	—	—	—	—	—	—	—	(1.1)
Total excluding variable components	18.8	32.0	32.8	34.7	118.3	27.4	30.3	32.1
Variable components:
Net income from Corporate Owned Life Insurance ("COLI") supporting agent deferred compensation plan:
Change in value of COLI investments	(3.4)	(2.3)	(0.2)	1.5	(4.4)	2.2	2.4	2.6
Increase in liability for agent deferred compensation plan	(1.5)	(1.5)	(1.5)	(1.6)	(6.1)	(1.6)	(1.6)	(1.7)
Net COLI income (loss)	(4.9)	(3.8)	(1.7)	(0.1)	(10.5)	0.6	0.8	0.9
Other variable components:
Alternative investment income (loss):
Total	11.3	27.1	(2.5)	(5.2)	30.7	(9.4)	0.2	6.5
Allocated to product lines	(7.4)	(7.4)	(7.6)	(7.9)	(30.3)	(7.8)	(7.8)	(7.5)
Excess alternative investment income (loss)	3.9	19.7	(10.1)	(13.1)	0.4	(17.2)	(7.6)	(1.0)
Prepayment and call income	5.2	14.9	3.7	1.6	25.4	0.1	0.1	0.1
Trading account	2.7	1.5	1.8	1.7	7.7	2.6	1.3	1.3
Hedge variance related to fixed indexed products	(1.0)	(0.4)	0.2	(0.1)	(1.3)	—	(1.0)	(0.3)
Impact of annual option forfeitures related to fixed indexed annuity surrenders	1.6	(0.5)	(1.1)	(1.0)	(1.0)	—	1.4	2.5
Other (a)	0.7	1.2	1.5	1.5	4.9	2.0	2.7	2.8
Total variable components	8.2	32.6	(5.7)	(9.5)	25.6	(11.9)	(2.3)	6.3
Total investment income not allocated to product lines	$27.0	$64.6	$27.1	$25.2	$143.9	$15.5	$28.0	$38.4

___________
(a)    Includes impacts of changes in projected cash flows and other investment income.
(b)    Comprised of interest credited and amortization of deferred acquisition costs.

CNO FINANCIAL GROUP, INC.
Investment Income Allocated to Product Lines (5)
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q
	2022	2022	2022	2022	2022	2023	2023	2023
Average net insurance liabilities (11)
Annuity:
Fixed indexed annuities	$8,486.3	$8,711.0	$8,902.9	$9,054.2	$8,788.6	$9,183.8	$9,276.0	$9,381.0
Fixed interest annuities	1,761.2	1,712.5	1,675.9	1,652.6	1,700.5	1,630.9	1,613.1	1,603.0
Other annuities	490.2	484.2	478.8	473.6	481.7	469.5	462.5	455.6
Total annuity average net insurance liabilities (11)	10,737.7	10,907.7	11,057.6	11,180.4	10,970.8	11,284.2	11,351.6	11,439.6
Health:
Supplemental health	3,215.6	3,250.7	3,278.3	3,308.8	3,263.3	3,331.0	3,350.6	3,365.8
Medicare supplement	129.5	140.3	135.1	121.9	131.7	124.2	118.7	107.1
Long-term care	2,639.2	2,650.1	2,658.0	2,659.4	2,651.7	2,659.8	2,670.5	2,681.9
Total health average net insurance liabilities (11)	5,984.3	6,041.1	6,071.4	6,090.1	6,046.7	6,115.0	6,139.8	6,154.8
Life:
Interest sensitive	1,009.4	1,016.4	1,019.2	1,026.9	1,018.0	1,032.0	1,035.4	1,039.6
Traditional	1,957.1	1,951.0	1,943.7	1,956.1	1,952.0	1,973.0	1,975.3	1,981.8
Total life average net insurance liabilities (11)	2,966.5	2,967.4	2,962.9	2,983.0	2,970.0	3,005.0	3,010.7	3,021.4
Total average net insurance liabilities (11)	$19,688.5	$19,916.2	$20,091.9	$20,253.5	$19,987.5	$20,404.2	$20,502.1	$20,615.8

Average yield on allocated investments
Annuity:
Fixed indexed annuities	4.25%	4.20%	4.27%	4.30%	4.25%	4.30%	4.36%	4.45%
Fixed interest annuities	4.88%	4.81%	4.85%	4.99%	4.88%	5.13%	5.18%	5.24%
Other annuities	4.81%	4.79%	4.85%	4.81%	4.82%	4.86%	4.84%	4.92%
Average yield on investments allocated to annuities	4.38%	4.32%	4.38%	4.42%	4.38%	4.45%	4.50%	4.58%
Health:
Supplemental health	4.65%	4.63%	4.60%	4.62%	4.62%	4.64%	4.64%	4.63%
Medicare supplement	4.11%	4.01%	4.01%	4.06%	4.05%	4.13%	4.19%	4.25%
Long-term care	5.24%	5.13%	5.15%	5.14%	5.17%	5.13%	5.12%	5.09%
Average yield on investments allocated to health products	4.90%	4.83%	4.83%	4.84%	4.85%	4.84%	4.84%	4.82%
Life:
Interest sensitive	5.15%	5.04%	5.06%	5.02%	5.07%	5.08%	4.91%	4.96%
Traditional	4.60%	4.59%	4.63%	4.68%	4.63%	4.70%	4.74%	4.72%
Average yield on investments allocated to life products	4.79%	4.74%	4.78%	4.80%	4.78%	4.83%	4.80%	4.81%
Total average yield	4.60%	4.54%	4.57%	4.60%	4.58%	4.62%	4.65%	4.69%

Allocated investment income
Annuity:
Fixed indexed annuities	$90.1	$91.4	$95.0	$97.3	$373.8	$98.8	$101.2	$104.4
Fixed interest annuities	21.5	20.6	20.3	20.6	83.0	20.9	20.9	21.0
Other annuities	5.9	5.8	5.8	5.7	23.2	5.7	5.6	5.6
Total investment income allocated to annuities	117.5	117.8	121.1	123.6	480.0	125.4	127.7	131.0
Health:
Supplemental health	37.4	37.6	37.7	38.2	150.9	38.6	38.9	39.0
Medicare supplement	1.3	1.4	1.4	1.3	5.4	1.3	1.2	1.1
Long-term care	34.6	34.0	34.2	34.2	137.0	34.1	34.2	34.1
Total investment income allocated to health products	73.3	73.0	73.3	73.7	293.3	74.0	74.3	74.2
Life:
Interest sensitive	13.0	12.8	12.9	12.9	51.6	13.1	12.7	12.9
Traditional	22.5	22.4	22.5	22.9	90.3	23.2	23.4	23.4
Total investment income allocated to life products	35.5	35.2	35.4	35.8	141.9	36.3	36.1	36.3
Total allocated investment income	$226.3	$226.0	$229.8	$233.1	$915.2	$235.7	$238.1	$241.5

CNO FINANCIAL GROUP, INC.
Investment Income Not Allocated to Product Lines (9)
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q
	2022	2022	2022	2022	2022	2023	2023	2023
General account assets investment income	$277.5	$317.7	$289.0	$294.8	$1,179.0	$292.2	$308.1	$324.8
Policyholder and other special purpose portfolio investment income (loss)	(69.3)	(93.8)	(20.9)	20.9	(163.1)	50.8	91.6	(33.0)
Less equity returns credited to policyholders:
Annuity	64.3	80.1	30.9	6.0	181.3	(16.5)	(56.1)	49.8
Life	7.6	12.3	4.0	0.1	24.0	(2.1)	(6.2)	4.8
Less amount related to variable interest entities	(7.2)	(9.1)	(13.6)	(18.6)	(48.5)	(20.9)	(19.0)	(18.7)
Less amounts credited to deferred compensation plans	4.2	11.8	2.0	(4.6)	13.4	(7.3)	(6.3)	2.4
Other special purpose portfolio investment income (loss)	(0.4)	1.3	2.4	3.8	7.1	4.0	4.0	5.3
Adjusted net investment income	277.1	319.0	291.4	298.6	1,186.1	296.2	312.1	330.1
Less amounts allocated to product lines
Annuity	(117.5)	(117.8)	(121.1)	(123.6)	(480.0)	(125.4)	(127.7)	(131.0)
Health	(73.3)	(73.0)	(73.3)	(73.7)	(293.3)	(74.0)	(74.3)	(74.2)
Life	(35.5)	(35.2)	(35.4)	(35.8)	(141.9)	(36.3)	(36.1)	(36.3)
Total investment income allocated to product lines	(226.3)	(226.0)	(229.8)	(233.1)	(915.2)	(235.7)	(238.1)	(241.5)
Impact of annual option forfeitures related to fixed indexed annuity surrenders	1.6	(0.5)	(1.1)	(1.0)	(1.0)	—	1.4	2.5
Less interest expense on investment borrowings from FHLB program	(2.4)	(4.7)	(10.3)	(16.1)	(33.5)	(21.7)	(24.2)	(28.3)
Less expenses related to FABN program	(7.3)	(7.6)	(7.5)	(7.6)	(30.0)	(7.6)	(7.6)	(7.6)
Less interest expense on debt	(15.7)	(15.6)	(15.6)	(15.6)	(62.5)	(15.7)	(15.6)	(15.7)
Less interest expense on financing arrangements	—	—	—	—	—	—	—	(1.1)
Investment income not allocated to product lines	$27.0	$64.6	$27.1	$25.2	$143.9	$15.5	$28.0	$38.4

Other Investment Data

	1Q	2Q	3Q	4Q	1Q	2Q	3Q
	2022	2022	2022	2022	2023	2023	2023
Average book value of invested assets and cash	$25,791.7	$25,954.0	$26,251.0	$26,484.1	$26,801.8	$26,900.3	$27,287.6
Net investment income from general account investments	277.5	317.7	289.0	294.8	292.2	308.1	324.8
New money rate (14)	3.73%	5.53%	5.36%	5.96%	6.34%	6.32%	6.03%
Book yield (15)	4.53%	4.52%	4.54%	4.55%	4.56%	4.58%	4.60%
Earned yield (16)	4.50%	5.00%	4.35%	4.35%	4.22%	4.41%	4.55%
Pre-pay/call/make-whole income	$5.2	$14.9	$3.7	$1.6	$0.1	$0.1	$0.1
Alternative investment income (loss)	11.3	27.1	(2.5)	(5.2)	(9.4)	0.2	6.5

CNO FINANCIAL GROUP, INC.
3Q23 Significant Items
(Dollars in millions, except per share amounts)
(Unaudited)

The table below summarizes the financial impact of significant items on our 3Q23 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results.

	Three months ended
	September 30, 2023
	Actual results	Significant items		Excluding significant items
Insurance product margin (4)
Annuity margin	$57.0	$—		$57.0
Health margin	123.2	—		123.2
Life margin	59.8	—		59.8
Total insurance product margin	240.0	—		240.0
Allocated expenses	(153.2)	—		(153.2)
Income from insurance products (5)	86.8	—		86.8
Fee income	(2.9)	—		(2.9)
Investment income not allocated to product lines (9)	38.4	—		38.4
Expenses not allocated to product lines	7.5	(21.7)	(a)	(14.2)
Operating earnings before taxes	129.8	(21.7)		108.1
Income tax (expense) benefit on operating income	(28.5)	4.8		(23.7)
Net operating income (10)	$101.3	$(16.9)		$84.4

Net operating income per diluted share	$0.88	$(0.14)		$0.74
___________
(a)Comprised of $21.7 million of legal recoveries, net of expenses and increased legal accruals.

CNO FINANCIAL GROUP, INC.
4Q22 Significant Items
(Dollars in millions, except per share amounts)
(Unaudited)

The table below summarizes the financial impact of significant items on our 4Q22 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results.

	Three months ended
	December 31, 2022
	Actual results	Significant items		Excluding significant items
Insurance product margin (4)
Annuity margin	$50.8	$3.2	(a)	$54.0
Health margin	140.4	(18.3)	(a)	122.1
Life margin	43.3	14.4	(a)	57.7
Total insurance product margin	234.5	(0.7)		233.8
Allocated expenses	(149.1)	—		(149.1)
Income from insurance products (5)	85.4	(0.7)		84.7
Fee income	9.2	—		9.2
Investment income not allocated to product lines (9)	25.2	—		25.2
Expenses not allocated to product lines	(12.8)	—		(12.8)
Operating earnings before taxes	107.0	(0.7)		106.3
Income tax (expense) benefit on operating income	(24.1)	0.2		(23.9)
Net operating income (10)	$82.9	$(0.5)		$82.4

Net operating income per diluted share	$0.71	$—		$0.71
___________
(a)Adjustments arising from our comprehensive annual actuarial review of assumptions.

CNO FINANCIAL GROUP, INC.
2Q22 Significant Items
(Dollars in millions, except per share amounts)
(Unaudited)

The table below summarizes the financial impact of significant items on our 2Q22 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results.

	Three months ended
	June 30, 2022
	Actual results	Significant items		Excluding significant items
Insurance product margin (4)
Annuity margin	$60.1	$—		$60.1
Health margin	125.4	—		125.4
Life margin	70.2	—		70.2
Total insurance product margin	255.7	—		255.7
Allocated expenses	(152.2)	—		(152.2)
Income from insurance products (5)	103.5	—		103.5
Fee income	3.2	—		3.2
Investment income not allocated to product lines (9)	64.6	—		64.6
Expenses not allocated to product lines	2.9	(22.5)	(a)	(19.6)
Operating earnings before taxes	174.2	(22.5)		151.7
Income tax (expense) benefit on operating income	(39.1)	5.1		(34.0)
Net operating income (10)	$135.1	$(17.4)		$117.7

Net operating income per diluted share	$1.15	$(0.15)		$1.00
___________
(a)Comprised of an experience refund of $22.5 million related to a reinsurance agreement.

CNO FINANCIAL GROUP, INC.
4Q21 Significant Items
(Dollars in millions, except per share amounts)
(Unaudited)

The table below summarizes the financial impact of significant items on our 4Q21 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results.

	Three months ended
	December 31, 2021
	Actual results	Significant items		Excluding significant items
Insurance product margin (4)
Annuity margin	$65.6	$0.7	(a)	$66.3
Health margin	126.2	(7.1)	(a)	119.1
Life margin	53.4	3.4	(a)	56.8
Total insurance product margin	245.2	(3.0)		242.2
Allocated expenses	(143.3)	—		(143.3)
Income from insurance products (5)	101.9	(3.0)		98.9
Fee income	2.9	—		2.9
Investment income not allocated to product lines (9)	44.4	—		44.4
Expenses not allocated to product lines	(17.4)	—		(17.4)
Operating earnings before taxes	131.8	(3.0)		128.8
Income tax (expense) benefit on operating income	(28.7)	0.7		(28.0)
Net operating income (10)	$103.1	$(2.3)		$100.8

Net operating income per diluted share	$0.83	$(0.02)		$0.81
___________
(a)Adjustments arising from our comprehensive annual actuarial review of assumptions.

CNO FINANCIAL GROUP, INC.
3Q21 Significant Items
(Dollars in millions, except per share amounts)
(Unaudited)

The table below summarizes the financial impact of significant items on our 3Q21 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results.

	Three months ended
	September 30, 2021
	Actual results	Significant items		Excluding significant items
Insurance product margin (4)
Annuity margin	$58.5	$—		$58.5
Health margin	122.8	—		122.8
Life margin	60.8	—		60.8
Total insurance product margin	242.1	—		242.1
Allocated expenses	(140.5)	—		(140.5)
Income from insurance products (5)	101.6	—		101.6
Fee income	2.6	—		2.6
Investment income not allocated to product lines (9)	51.9	—		51.9
Expenses not allocated to product lines	(17.3)	3.0	(a)	(14.3)
Operating earnings before taxes	138.8	3.0		141.8
Income tax (expense) benefit on operating income	(30.7)	(0.7)		(31.4)
Net operating income (10)	$108.1	$2.3		$110.4

Net operating income per diluted share	$0.84	$0.02		$0.86
___________
(a)Comprised of $3.0 million from legal and regulatory matters.

CNO FINANCIAL GROUP, INC.
2Q21 Significant Items
(Dollars in millions, except per share amounts)
(Unaudited)

The table below summarizes the financial impact of significant items on our 2Q21 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results.

	Three months ended
	June 30, 2021
	Actual results	Significant items		Excluding significant items
Insurance product margin (4)
Annuity margin	$60.0	$—		$60.0
Health margin	121.7	—		121.7
Life margin	50.3	—		50.3
Total insurance product margin	232.0	—		232.0
Allocated expenses	(141.6)	—		(141.6)
Income from insurance products (5)	90.4	—		90.4
Fee income	6.6	—		6.6
Investment income not allocated to product lines (9)	48.6	—		48.6
Expenses not allocated to product lines	(23.8)	4.5	(a)	(19.3)
Operating earnings before taxes	121.8	4.5		126.3
Income tax (expense) benefit on operating income	(27.8)	(1.0)		(28.8)
Net operating income (10)	$94.0	$3.5		$97.5

Net operating income per diluted share	$0.70	$0.03		$0.73
___________
(a)Comprised of $4.5 million from legal and regulatory matters.

Notes

(1)Excludes accumulated other comprehensive income (loss). Management believes this non-GAAP measure is useful because it removes the volatility that arises from changes in the unrealized appreciation (depreciation) of our investments.
(2)Shareholders' equity divided by common shares outstanding.
(3)Book value per diluted share reflects the potential dilution that could occur if outstanding stock options were exercised and restricted stock and performance units were vested. The dilution from options, restricted shares and performance units is calculated using the treasury stock method. Under this method, we assume the proceeds from the exercise of the options (or the unrecognized compensation expense with respect to restricted stock and performance units) will be used to purchase shares of our common stock at the closing market price on the last day of the period.
(4)Insurance margin is management’s measure of profitability of its annuity, health and life product lines’ performance and consists of insurance policy income plus allocated investment income less insurance policy benefits, interest credited, commissions, advertising expense and amortization of acquisition costs. Income from insurance products is the sum of the insurance margins of the annuity, health and life product lines, less expenses allocated to the insurance lines. It excludes the income from our fee income business, investment income not allocated to product lines, net expenses not allocated to product lines (primarily holding company expenses) and income taxes. Management believes this information helps provide a better understanding of the business and a more meaningful analysis of results of our insurance product lines. Income from insurance products, a non-GAAP measure, is a component of net operating income, which is reconciled to net income on page 5 of this Quarterly Financial Supplement.
(5)Investment income is allocated to the product lines using the book yield of investments backing the block of business, which is applied to the average net insurance liabilities for the block in each period. See note (11) for definition of net insurance liabilities.
(6)Excludes the change in market values of the underlying options supporting the fixed indexed annuity products and corresponding amount credited to policyholder account balances. Such amounts were $(64.3) million, $(80.1) million, $(30.9) million, $(6.0) million, $16.5 million, $56.1 million and $(49.8) million in 1Q22, 2Q22, 3Q22, 4Q22, 1Q23, 2Q23 and 3Q23, respectively.
(7)Excludes the change in market values of the underlying options supporting the fixed indexed life products and corresponding amount credited to policyholder account balances. Such amounts were $(7.6) million, $(12.3) million, $(4.0) million, $(.1) million, $2.1 million, $6.2 million and $(4.8) million in 1Q22, 2Q22, 3Q22, 4Q22, 1Q23, 2Q23 and 3Q23, respectively.
(8)Income from insurance products is the sum of the insurance margins of the annuity, health and life product lines, less expenses allocated to the insurance lines. It excludes the income from our fee income business, investment income not allocated to product lines, net expenses not allocated to product lines (primarily holding company expenses) and income taxes. Management believes this information helps provide a better understanding of the business and a more meaningful analysis of results of our insurance product lines. Income from insurance products, a non-GAAP measure, is a component of net operating income, which is reconciled to net income on page 5 of this Quarterly Financial Supplement.
(9)Investment income not allocated to product lines represents net investment income less: (i) equity returns credited to policyholder account balances; (ii) the investment income allocated to our product lines; (iii) interest expense on notes payable, investment borrowings and financing arrangements; (iv) expenses related to the FABN program; and (v) certain expenses related to benefit plans that are offset by special-purpose investment income; plus (vi) the impact of annual option forfeitures related to fixed indexed annuity surrenders. Investment income not allocated to product lines includes investment income on investments in excess of of amounts allocated to product lines, investments held by our holding companies, the spread we earn from our Federal Home Loan Bank investment borrowing and FABN programs and variable components of investment income (including call and prepayment income, adjustments to returns on structured securities due to cash flow changes, income (loss) from company-owned life insurance ("COLI") and alternative investments income not allocated to product lines), net of interest expense on corporate debt and financing arrangements.
(10)Management believes that an analysis of Net income applicable to common stock before: (i) net realized investment gains or losses from sales, impairments and change in allowance for credit losses, net of taxes; (ii) net change in market value of investments recognized in earnings, net of taxes; (iii) changes in fair value of embedded derivative liabilities and market risk benefits related to our fixed indexed annuities, net of taxes; (iv) fair value changes related to the agent deferred compensation plan, net of taxes; (v) loss related to reinsurance transaction, net of taxes; (vi) loss on extinguishment of debt, net of taxes; (vii) changes in the valuation allowance for deferred tax assets and other tax items; and (viii) other non-operating items consisting primarily of earnings attributable to variable interest entities, net of taxes (“Net operating income,” a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because the items excluded from net operating income can be affected by events that are unrelated to the company's underlying fundamentals.
(11)Net insurance liabilities for the purpose of allocating investment income to product lines are equal to: (i) policyholder account balances for annuity products; (ii) total reserves before the fair value adjustments reflected in accumulated other comprehensive income (loss), if applicable, for all other products; less (iii) amounts related to reinsurance business; (iv) deferred acquisition costs; (v) the present value of future profits; and (vi) the value of unexpired options credited to insurance liabilities.
(12)Margin/average net insurance liabilities for quarterly periods is calculated by annualizing the quarters' margin divided by the average net insurance liabilities.
(13)Based on statutory accounting practices prescribed or permitted by regulatory authorities for CNO Financial's insurance subsidiaries after appropriate elimination of intercompany accounts among such subsidiaries. Such accounting practices differ from GAAP.
(14)The new money rate is for the investments purchased during the period to support our insurance products and capital. It excludes the new money rate on investments purchased with investment borrowings under our Federal Home Loan Bank and FABN programs and investments purchased by the variable interest entities.

Notes (continued)
(15)Book yield on fixed maturity investments, excluding investments held in the: (i) Federal Home Loan Bank and FABN programs; and (ii) the investments held by the variable interest entities.
(16)Earned yield is the investment income earned during the period divided by the average book value of the investment portfolio, excluding: (i) investments held in the Federal Home Loan Bank and FABN programs; and (ii) the investments held by the variable interest entities.